                                                                   Exhibit (g-2)
                                FIRST AMENDMENT

                                       TO

                            SPONSORS' LOAN AGREEMENT


THIS FIRST AMENDMENT (this "Amendment"), dated February 6, 1998, is made between
                            ---------
ADVANCED MICRO DEVICES, INC., a corporation organised and existing under the laws of the State of Delaware, United States of America, with its chief executive office and principal place of business at One AMD Place, Sunnyvale, California 94088, United States of America ("AMD Inc."), AMD SAXONY HOLDING
                                             --------
GMBH, Dresden, registered in the Commercial Register of the Dresden County Court, HRB 13931 ("AMD Holding"; and, together with AMD Inc., collectively, the
                   -----------
"Sponsors"), and AMD SAXONY MANUFACTURING GMBH, Dresden, registered in
 --------
Commercial Register of the Dresden County Court HRB 13186 ("AMD Saxonia").
                                                            -----------


                              W I T N E S S E T H:


WHEREAS, AMD Saxonia, a wholly-owned Subsidiary (such and other capitalized terms being used in this Amendment with the meanings set out in Section 1.1 of
                                                                -----------
this Amendment) of AMD Holding, which is, in turn, a wholly-owned Subsidiary of AMD Inc., has been formed for the purpose of constructing, owning, and operating
(i) the Plant and (ii) the integrated Design Center;

WHEREAS, in order to finance the construction of the Plant and the Design Center, and start-up costs of the operation of the Plant, inter alia, (i) AMD
                                                          ----------
Saxonia has entered into the Loan Agreement providing, inter alia, for two separate senior secured term and standby facilities aggregating up to DM 1,650,000,000 (one billion six hundred fifty million Deutsche Marks), and (ii) the Sponsors, the Agent and the Security Agent have entered into that certain Sponsors' Support Agreement dated 11 March 1997 (the "Sponsors' Support
                                                      -----------------
Agreement") providing (x) certain assurances to the Agent and Security Agent
---------
with respect to the completion of the Project, and (y) certain undertakings to and for the benefit of the Secured Parties;

WHEREAS, AMD Saxonia wishes to, among other things, replace the initial Approved Project Budget with another Approved Project Budget; and

WHEREAS, the Sponsors are willing to provide certain additional undertakings to and for the benefit of the Secured Parties as provided in this Amendment which amends and supplements the Sponsors' Loan Agreement dated 11 March 1997 (the "Sponsors' Loan
                                                       --------------
Agreement") between the Sponsors and AMD Saxonia;
---------

NOW, THEREFORE, the Sponsors and AMD Saxonia agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

SECTION 1.1 Definitions Capitalized terms not otherwise defined in this Amendment are used with the definitions assigned to them in the Sponsors' Loan Agreement or, if not there defined, in the Sponsors' Support Agreement.

SECTION 1.2 Construction In this Amendment, unless the context requires otherwise, references to Sections and Schedules are to Sections and Schedules of the Sponsors' Loan Agreement. Section headings are inserted for reference only and shall be ignored in construing this Amendment.


                                   ARTICLE II
                                   AMENDMENTS


SECTION 2.1 The Sponsors' Loan Agreement shall be amended as more particularly set out below. In all other respects, the Sponsors' Loan Agreement shall remain in full force and effect.

(i) In the introduction, the words "(as amended)" shall be added after the words "11 March 1997";

(ii) In the second recital, there shall be deleted the words "(in such capacity, the "Agent")";
          -----

(iii) In the recitals, there shall be included after the sixth paragraph, a new recital as follows:

          "WHEREAS, on 1 July 1997, Dresdner transferred its rights and obligations as Agent to Dresdner Bank Luxembourg S.A. (in such capacity also, the "Agent") pursuant to (S) 22.11 of the Loan
                                                  ---------
          Agreement;"

(iv) In Section 1.1 (Definitions), the following definitions of "Agent" and "Required Sponsors' Loans" shall be replaced as follows:

     (a)  ""Agent" has the meaning assigned to that term in the seventh recital
            -----                                               ---------------
          of this Agreement."

     (b)  ""Required Sponsors' Loans" means, collectively, the Class A Sponsors'
            ------------------------
          Loans, the Class B Sponsors' Loans and the Class C Sponsors' Loans."

(v) In Section 1.1 (Definitions), the following new definitions shall be added in alphabetical order:

     "(a)  ""Class C Sponsors' Loans" has the meaning assigned to that term in
             -----------------------
          Section 1."
          ---------

     (b)  ""Contribution Date" means 31 January 1999."
            -----------------

     (c)  ""Consolidated Net Income" has the meaning assigned to that term in
            -----------------------
          the AMD Inc. Senior Secured Note Indenture."

     (d)  ""Stock Offering" means a public or private sale or other placement of
            --------------
          stock of AMD Inc. in the capital markets (which, for avoidance of doubt, shall not include (i) the issuance by AMD Inc. of stock options (and/or the issuance by AMD Inc. of stock upon the exercise of any existing or future such stock options) to any of its or its affiliates' directors, officers and/or employees or (ii) purchases of AMD Inc. stock by Fujitsu Limited in connection with the Fujitsu AMD Semiconductor Limited joint venture between AMD Inc. and Fujitsu Limited)."

(vi) Section 2.1 shall be replaced as follows:

     "SECTION 2.1 Required Sponsors' Loans. On the terms and subject to the conditions of this Agreement, the Sponsors, jointly and severally, hereby undertake that either Sponsor or both of the Sponsors will make Sponsors' Loans to AMD Saxonia:

     (i) in an aggregate principal amount of at least DM 290,000,000 (two hundred ninety million Deutsche Marks) for all such Sponsors' Loans, the exact amount thereof being equal to the Deutsche Mark Equivalent of $200,000,000 (two hundred million Dollars) for all such Sponsors' Loans, as contemplated by Section 2.2 (the "Class A Sponsors' Loans");
                                    -----------       -----------------------
          and

     (ii) in an aggregate principal amount of up to an additional DM 145,000,000 (one hundred forty five million Deutsche Marks) as contemplated by Section 2.3 (the "Class B Sponsors' Loans"); and
                           -----------       -----------------------

     (iii) in an aggregate principal amount of $70,000,000 (seventy million Dollars) as contemplated by Section 2.4 (the "Class C Sponsors'
                                       -----------       -----------------
           Loans").

     For the avoidance of doubt:

     (i) the obligations of the Sponsors under this Agreement are intended to reflect, rather than to be in addition to, the obligations of the Sponsors pursuant to the Sponsors' Support Agreement;

     (ii) with the exception of the additional Sponsors' Loan in an amount of $34,000,000 made by AMD Inc. to AMD Saxonia on 26 September 1997 and referred to in Section 2.5 below, Sponsors' Loans and/or contributions
                         -----------
          (to the extent, but only to the extent, not otherwise taken into account in determining whether AMD Holding has complied with its obligations under Article II of the Sponsors' Support Agreement) by
                            ----------
          AMD Holding to AMD Saxonia's capital reserves made to AMD Saxonia prior to the Loan Agreement Effective Date shall be taken into account, to the extent, but only to the extent, reflected in AMD Saxonia's financial statements referred to in (S) 15.1.6 of the Loan
                                                        ----------
          Agreement (or, if not so reflected, as certified by AMD Inc. to the Agent and the Security Agent as of the Loan Agreement Effective Date), as Class A Sponsors' Loans in determining whether the Sponsors shall have complied with their obligations under this Article II;
                                                          ----------

     (iii) although the obligations of the Sponsors contained in this Article
                                                                      -------
          II are in addition to, and not in limitation of, their respective
          --
          obligations contained elsewhere in this Agreement and in the other Operative Documents, if the Agent shall have otherwise expressly consented thereto in writing (which consent will not unreasonably be delayed or withheld), the Sponsors shall be deemed to have complied with their obligations to make Class A Sponsors' Loans, Class B Sponsors' Loans and/or Class C Sponsors' Loans to the extent, but only to the extent, that AMD Holding shall have made additional contributions to AMD Saxonia's Equity Capital (or other contribution to AMD Saxonia's capital reserves) which contributions are not otherwise required to be made pursuant hereto or to any other Operative Document;

     (iv) the Sponsors shall not be relieved:

          (a) of the foregoing obligation by virtue of any Equity Capital (or other contribution to AMD Saxonia's capital reserves) contributed or required to be contributed to AMD Saxonia pursuant to Section
                                                                       -------
              2.1 of the Sponsors' Support Agreement or (except as, and to the
              ---
              extent, provided in clause (iii) above) otherwise;
                                  ------------

          (b) of any obligation to make Class A Sponsors' Loans (or to contribute additional Equity Capital or other contributions to AMD Saxonia's capital reserves in lieu thereof) by virtue of any payment made by either Sponsor under the Sponsors' Guaranty;

          (c) of any obligation following Completion to make Class B Sponsors' Loans until and unless the Sponsors shall have paid all amounts payable under the Sponsors' Guaranty following a demand for payment made by the Agent thereunder (it being understood and agreed that the obligation of the Sponsors to make Class B Sponsors' Loans shall be subject to the occurrence of Completion); or

          (d) of any obligation to make Class A Sponsors' Loans, Class B Sponsors' Loans or Class C Sponsors' Loans by the additional Sponsors' Loans in an amount of $34,000,000 made by AMD Inc. to AMD Saxonia on 26 September 1997 and referred to in Section 2.5
                                                                  -----------
              below;

     (v) each Class A Sponsors' Loan shall be denominated in Deutsche Marks and the Deutsche Mark Equivalent thereof shall be calculated for the purpose of determining whether the Sponsors have complied with their obligations under Section 2.2; provided, however, that any Class A
                            -----------  --------  -------
          Sponsors' Loan may, with the consent of the Agent (such consent not to be unreasonably delayed or withheld), be funded in Dollars, but for all purposes of this Agreement and the Sponsors' Support Agreement shall be deemed to have been funded in Deutsche Marks in an amount which is equal to the Deutsche Mark Equivalent thereof;

     (vi) Class C Sponsors' Loans may be made in either Dollars or in Deutsche Marks at AMD Inc.'s option provided that:

          (a) for the purpose of determining whether the Sponsors have complied with their obligations under Section 2.4, any Class C
                                                        -----------
                  Sponsors' Loans made in Deutsche Marks shall be deemed converted to Dollars at the Agent's spot rate of exchange for the purchase of Dollars with Deutsche Marks prevailing on the date two (2) Business Days prior to the date such Class C Sponsors' Loans were made;

          (b) if AMD Inc. and AMD Saxonia agree, any Class C Sponsors' Loans may be denominated in Deutsche Marks but funded in Dollars and the Deutsche Mark amount of such Class C Sponsors' Loans shall be deemed to be the DM amount which is the equivalent of the Dollar amount so funded determined at the Agent's spot rate of exchange for the purchase of Dollars with Deutsche Marks prevailing on the date two (2) Business Days prior to the date such Class C Sponsors' Loans were made.

     (vii) the Sponsors shall be relieved of their respective obligations to make Class C Sponsors' Loans under Sections 2.1 and 2.4 if, but only
                                               ------------     ---
            if:

            (a) the Sponsors shall have complied with each of their respective obligations under Article II of the Sponsors' Support
                                    ----------
                  Agreement
                  and, insofar as such obligations relate to Class A
                  Sponsors' Loans (or additional contributions to Equity
                  Capital or AMD Saxonia's capital reserves in lieu
                  thereof), Article III of the Sponsors' Support Agreement; and
                            -----------

          (b) following a demand for payment by the Agent under the Sponsors' Guaranty, the Sponsors shall have paid all amounts payable under the Sponsors' Guaranty.

  (viii)  the amounts set forth in this Section 2.1 are cumulative minimum
                                           -----------
          aggregate amounts for both Sponsors, collectively; nothing contained herein shall be deemed to preclude the Sponsors (or either of them) from making additional Sponsors' Loans in order to fulfil their respective obligations contained in Article IV, V, VI, or VII of the
                                              ----------  -  --     ---
          Sponsors' Support Agreement, or for any other reason."

(vii) The following shall be added as a new Section 2.4:

     "SECTION 2.4 Time of Class C Sponsors' Loans. The Class C Sponsors' Loans will be made in cash and in Same Day Funds and will be made as follows:

     (i)  by the Contribution Date at the latest, if:

          (a) AMD Inc.'s Consolidated Net Income for the Fiscal Year 1998 is equal to or greater than $140,000,000; and

          (b) AMD Inc. is permitted to fund the Class C Sponsors' Loans in full pursuant to Section 4.07 of the AMD Inc. Senior Secured
                                   ------------
                  Note Indenture without utilizing any of the provisions contained in the first proviso to Section 4.07 (iv) thereof;
                                   -------------    -----------------
                  or

     (ii) if payment of the Class C Sponsors' Loans is not made in full in accordance with sub-para (i) above:

          (a) AMD Inc. will by the Contribution Date at the latest make payment to AMD Saxonia of such amount of the Class C Sponsors' Loans, if any, as it is permitted to make pursuant to Section
                                                                        -------
                  4.07 of the AMD Inc. Senior Secured Note Indenture without
                  ----
                  utilizing any of the provisions contained in the first proviso to Section 4.07 (iv) thereof; and

          (b) AMD Inc. will undertake a Stock Offering resulting in the receipt by AMD Inc. of net cash proceeds to AMD Inc. of at least $200,000,000 and make payment to AMD Saxonia of an amount equal to the full amount of the Class C Sponsors' Loans less any amount already contributed under sub-para (ii) (a)
                                                   -----------------
                  above by 30 June 1999 at the latest;

     provided that:

     (iii) if at any time during the Fiscal Year 1998 AMD Inc. is permitted, pursuant to the terms of Section 4.07 of the AMD Inc. Senior Secured
                                   ------------
          Note Indenture without utilizing any of the provisions contained in the first proviso to Section 4.07 (iv) thereof, to do so and:

          (a) AMD Inc. makes the Class C Sponsors' Loans in full out of the proceeds of, and forthwith following, a Stock Offering undertaken by it in such Fiscal Year; or

          (b) AMD Inc. makes the Class C Sponsors' Loans in full, having achieved Consolidated Net Income of not less than $140,000,000 to the end of AMD Inc.'s most recently ended Fiscal Quarter for which financial statements are available, the Sponsors will be relieved of any further obligation under Sections 2.4
                                                                   ------------
     (i) and (ii) above."
     ---     ----

(viii) The existing Section 2.4 shall be renumbered 2.5 and be replaced by the following:

     "SECTION 2.5 Voluntary Sponsors' Loans.

     (i) Making of Voluntary Sponsors' Loans. On the terms and subject to the conditions of this Agreement, the Sponsors (or either of them) may, in order to comply with their obligations under the Sponsors' Support Agreement or for any other reason, from time to time at their option (but shall not be required to), on any Business Day, make additional Sponsors' Loans to AMD Saxonia (herein collectively called the

          "Voluntary Sponsors' Loans").
          --------------------------

     (ii) Timing of Voluntary Sponsors' Loans. Voluntary Sponsors' Loans may be made by a Sponsor from time to time on at least two (2) Business Days' prior notice to AMD Saxonia and the Agent.

     For the avoidance of doubt, the additional Sponsors' Loan in an amount of $34,000,000 made by AMD Inc. to AMD Saxonia on 26 September 1997:

                         (a) is hereby expressly agreed by the parties hereto to
                  be a Voluntary Sponsors' Loan pursuant to the terms of this
                  Section 2.5 and subordinated as a Junior Liability under the Sponsors' Subordination Agreement; and

                         (b) shall not relieve the Sponsors from any obligation
                  to make Class A Sponsors' Loans, Class B Sponsors' Loans or Class C Sponsors' Loans in accordance with Sections 2.1, 2.2,
                                                             ------------------
                  2.3 and 2.4 above respectively.
                  ---     ---

(viii)  The existing Section 2.5 shall be renumbered Section 2.6.

(ix) All references to Dresdner Bank AG, in its capacity as Agent, and its address, as the case may be, shall be replaced by a corresponding reference to Dresdner Bank Luxembourg S.A., and its address, as the case may be.


                                  ARTICLE III
                                 MISCELLANEOUS

SECTION 3.1 Representations and Warranties Each of the Sponsors and AMD Saxonia hereby represents and warrants that:

(a) Organization; Corporate Power. It is duly incorporated and validly existing under the laws of the jurisdiction of its organization, and has all necessary power and authority to execute and deliver this Amendment and to consummate the transactions contemplated by the Sponsors' Loan Agreement, as amended hereby;

(b) Corporate Authority; No Conflict. The execution and delivery by it of this Amendment, and the performance by it of its obligation under the Sponsors' Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action (including any necessary shareholder action) on its part, and do not and will not (i) violate any provision of any law, rule regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it, or of its charter or by-laws or (ii) result in a breach of, result in a mandatory prepayment or acceleration of indebtedness evidenced by or secured by, or constitute a default under, any indenture or loan or credit agreement, or any other agreement or instrument to which it is a party or by which it or its properties may be bound, or require the creation or imposition of any encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by it; and

(c) Valid and Binding Obligations. The Sponsors' Loan Agreement, as amended by this Amendment, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms subject, however, to applicable bankruptcy, insolvency, reorganization moratorium or similar laws affecting creditors' rights generally and, as to enforceability, by general equitable principles.

SECTION 3.2  Miscellaneous.

(a) This Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Sponsors' Loan Agreement or any provision of any other Operative Document. Except as specifically amended by this Amendment, the Sponsors' Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(b) This Amendment shall be an Operative Document under and for purposes of the Sponsors' Support Agreement.

(c)  Sections 7.1, 7.2, 7.3 and 7.4 of the Sponsors' Loan Agreement shall apply,
     ----------------------     ---
     mutatis mutandis, to this Amendment, as if set out herein in full.
     ----------------

(d) This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.


                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties set out below has caused this Amendment to be duly executed and delivered by its respective officer or agent thereunto duly authorised as of the date first above written.


ADVANCED MICRO DEVICES, INC.

By /s/ Marvin D. Burkett
   ------------------------------

Its _____________________________



AMD SAXONY HOLDING GMBH

By /s/ Marvin D. Burkett
   ------------------------------

Its _____________________________

By _____________________________

Its _____________________________



AMD SAXONY MANUFACTURING GMBH

By /s/ Marvin D. Burkett
   ------------------------------

Its _____________________________

By _____________________________

Its _____________________________